UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2007

Whitestone REIT (Exact Name of Registrant as Specified in Its Charter)
Hartman Commercial Properties REIT (Former Name of Registrant)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 111 Houston, Texas 77043
(Address of principal executive offices)
(Zip Code)

(713) 827-9595
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On April 30, 2007 Whitestone REIT, formerly known as Hartman Commercial Properties REIT, mailed its annual report to shareholders. The annual report contained a letter to shareholders from James C. Mastandrea, Chairman and Interim Chief Executive Officer which contained references to the non-GAAP financial measures of Funds from Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”). Included in the Annual Report was a reconciliation of FFO and AFFO to net income. The Annual Report, in its entirety, is available at our website www.whitestone.com.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1  Regulation G Reconciliation of Non-GAAP Financial Measures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Dated: April 30, 2007	By:	/s/ James C. Mastandrea
Name: James C. Mastandrea Title: Interim Chief Executive Officer